Summary Prospectus February 6, 2017

Pear Tree Polaris Foreign Value Fund	Ordinary Shares: QFVOX Institutional Shares: QFVIX R6 Shares: QFVRX

Before you invest, you may wan`t to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated February 6, 2017 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.27%	0.27%	0.12%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	1.28%	1.13%

Example
This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$155	$482	$833	$1,820
Institutional Shares	$130	$405	$701	$1,542
R6 Shares	$115	$358	$621	$1,371

Portfolio Turnover
Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund's performance. During the most recent fiscal year, Foreign Value Fund's portfolio turnover rate was 13 percent of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in ten or more foreign countries as well as a collective investment fund that invests at least 80 percent of its net assets in similar securities issued by other foreign markets issuers. Foreign Value Fund may invest in companies of any capitalization and companies located in, or deriving significant profits or revenues from, emerging market countries.
Foreign Value Fund's sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors. Second, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets. Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a "watch-list" of companies which may be used if the valuation of a company held in Foreign Value Fund's portfolio falls below established limits.

Foreign Value Fund's sub-adviser may utilize options. The extent of the sub-adviser's use of options may vary over time based on the sub-adviser's assessment of market conditions and other factors. Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Foreign Value Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Fund also may lend its securities. Foreign Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Fund. An investment in Foreign Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.

Foreign, including Emerging Markets, Investing. Foreign Value Fund's investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to government interference, and less liquid and efficient trading markets than those of developed countries.

Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Liquidity Risk. Foreign Value Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser's judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund's investments may prove to be incorrect.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Investments in Another Collective Investment Fund. To the extent that Small Cap Fund invests in another collective investment fund, such as a mutual fund or exchange-traded fund (ETF), its investment performance would be directly related to the investment performance of the other fund. It also would bear its proportionate share of any management and other fees paid by the other fund, subjecting Small Cap Fund shareholders to some duplication of fees.

Non-Diversification. Foreign Value Fund is "non-diversified", which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector. Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.
Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Derivatives. Foreign Value Fund's investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.
Please refer to "Fund Objectives, Strategies and Risks" in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund's performance over time. The tables also compare Foreign Value Fund's performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on May 15, 1998 and December 1, 1998, respectively. R6 Shares commenced operations on February 6, 2017. Returns shown prior to a class's commencement date are returns of Ordinary Shares that have been recalculated to reflect the gross fees and expenses of that class. Returns for Institutional Shares and R6 Shares would have been substantially similar to the returns of Ordinary Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the class are different.
Calendar Year Total Returns – Ordinary Shares The bar chart below provides performance information for Foreign Value Fund's Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of December 31, 2016 was 4.54%.

Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q4 2008	(26.53)%

Average Annual Total Returns for the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	4.54%	9.76%	1.78%
After Taxes on Distributions	4.52%	9.68%	1.30%
Shares After Taxes on Distributions and Sale of Fund Shares	3.00%	7.92%	1.44%
Institutional Shares Before Taxes	4.78%	10.05%	2.01%
R6 Shares Before Tax	4.96%	10.20%	2.18%
MSCI EAFE Index (Reflects no deductions for fees, expenses or taxes)	1.51%	7.02%	1.22%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Fund is managed by Pear Tree Advisors, Inc. Foreign Value Fund is sub-advised by Polaris Capital Management, LLC ("Polaris"). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:

		Manager of the
Investment Team	Position at Polaris	Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012

Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*	Mail: Pear Tree Funds
Individual retirement accounts,	Attention: Transfer Agent
certain accounts for minors, and	55 Old Bedford Road, Suite 202
automatic investment accounts $1,000*	Lincoln, MA 01773
Institutional Shares: $1,000,000*	Telephone: 1-800-326-2151
Certain wrap programs, registered	Website: www.peartreefunds.com
advisers, certain government plans
Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Institutional Class: $1,000,000
Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

*	May be waived by the fund or funds.
**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund's portfolio management team.

Tax Information
Foreign Value Fund's distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary's website for more information.
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